Scudder
Emerging Markets
Income Fund

Semiannual Report
April 30, 1999

No-Load Funds

For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

A no-load mutual fund with no commissions to buy, sell or exchange.

SCUDDER

                     Scudder Emerging Markets Income Fund
-----------------------------------------------------------------------------------------------------
Date of Inception:  12/31/93  Total Net Assets as of 4/30/99:  $207 million  Ticker Symbol:  SCEMX
-----------------------------------------------------------------------------------------------------

o Scudder Emerging Markets Income Fund's return for the six-month period ended April 30, 1999, was 13.77%. The range of returns during this same period in the Emerging Market Lipper Universe was -7.33% to +31.05%. The J.P. Morgan Emerging Markets Bond Index Plus posted a 15.89% return over the same period. As of April 30, the Fund's 30-day net annualized yield was 9.10%.

o In the aftermath of the Russian and Brazilian currency devaluations, emerging market bonds have recovered strongly, and their yield spreads over U.S. Treasuries contracted to less than 9 percentage points from as many as 18 percentage points during the peak of the Russian crisis.

o After underweighting much of Latin America in advance of Brazil's devaluation, the Fund increased its holdings in Brazil and Venezuela in March to take advantage of attractive value and increasingly favorable economic fundamentals.



                                Table of Contents


   3  Letter from the Fund's Chairman    16  Financial Highlights
   4  Performance Update                 17  Notes to Financial Statements
   5  Portfolio Summary                  20  Report of Independent Accountants
   6  Portfolio Management Discussion    21  Shareholder Meeting Results
   9  Glossary of Investment Terms       24  Officers and Directors
  10  Investment Portfolio               25  Investment Products and Services
  13  Financial Statements               26  Scudder Solutions



                    2 - Scudder Emerging Markets Income Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report the results of Scudder Emerging Markets Income Fund's most recent semiannual period. In a sharp turnaround, the Fund returned 13.77% for the six-month period ended April 30, 1999. The J.P. Morgan Emerging Markets Bond Index Plus posted a 15.89% return over the same period.

     Emerging market bonds have staged a remarkable recovery since the Russian currency devaluation sparked intense global market volatility last summer. With first-hand knowledge of the inherent risks, investors are once again displaying confidence and optimism concerning the emerging markets. As portfolio managers Susan Dahl and M. Isabel Saltzman discuss in the interview that begins on page 5, the improved environment is evidenced by strengthening currencies, declining emerging market interest rates propelled by ample global liquidity, and rebounding commodity prices.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Or visit Scudder's Web site at www.scudder.com. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investment needs.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce Chairman,
     Scudder Emerging Markets Income Fund


                    3 - Scudder Emerging Markets Income Fund

                    Performance Update as of April 30, 1999

   ----------------------------------------------
   Fund Index Comparisons
   ----------------------------------------------
                           Total Return
   ----------------------------------------------

   Period Ended Growth of              Average
   4/30/1999     $10,000   Cumulative  Annual
   ----------------------------------------------
   Scudder Emerging Markets Income Fund
   ----------------------------------------------
   1 Year         $  7,262     -27.38%   -27.38%
   5 Year         $ 14,402      44.02%     7.57%
   Life of Fund*  $ 12,907      29.07%     4.90%

   ----------------------------------------------
   J.P. Morgan Emerging Markets Bond Index Plus
   ----------------------------------------------
   1 Year         $  9,116      -8.84%    -8.84%
   5 Year         $ 20,114     101.14%    14.99%
   Life of Fund*  $ 15,556      55.56%     8.64%
   ----------------------------------------------
   * The Fund commenced operations on
     December 31, 1993.
     Index comparisons begin on December 31,
     1993.

Growth of a $10,000 Investment

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


-------------------------------------------
                  J.P. Morgan     Scudder
                    Emerging      Emerging
                  Markets Bond    Markets
                   Index Plus   Income Fund
-------------------------------------------
       12/93*        10000         10000
        4/94          7734          8962
        4/95          7981          8858
        4/96         11269         12131
        4/97         14856         15567
        4/98         17064         17773
        4/99         15556         12907


**The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments.

Returns and Per Share Information
Yearly Periods Ended

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                        1994*     1995   1996     1997     1998    1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                       $ 10.67   $ 9.66  $ 11.85  $ 12.66  $ 11.72  $ 7.60
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                      $   .09   $  .92  $  1.19  $  1.19  $  1.04  $  .87
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions           $    --   $   --  $    --  $  1.18  $  1.50  $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                  -10.38    -1.17    39.96    28.32    14.17  -27.38
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                 -22.66     3.19    41.20    31.84    14.86  -8.84
------------------------------------------------------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the five year and life of Fund periods would have been lower.



                    4 - Scudder Emerging Markets Income Fund

                     Portfolio Summary as of April 30, 1999
--------------------------------------
Diversification

--------------------------------------

     Debt Obligations      100%
  ------------------------------
                           100%
  ------------------------------


The Fund is fully invested in the income markets of emerging countries.


--------------------------------------
Geographical

--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Brazil                 29%
     Mexico                 21%
     Argentina              14%
     Venezuela               7%
     Panama                  6%
     Peru                    4%
     Bulgaria                3%
     Ecuador                 3%
     Russia                  3%
     Other                  10%
  ------------------------------
                           100%
  ------------------------------


After underweighting Brazil through much of the period, in March we added to our positions there as a result of the country's more positive economic statistics, currency stabilization, and attractive value.


--------------------------------------
Currency Exposure

--------------------------------------

     United States         100%
  ------------------------------
                           100%
  ------------------------------


The Fund invests primarily in dollar-denominated sovereign issues.


--------------------------------------
Average Life

--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     0 < 3 years             1%
     3 < 5 years            15%
     5 < 10 years           32%
     10+ years              52%
  ------------------------------
                           100%
  ------------------------------


Fund assets are invested in instruments with a range of maturities.

For more complete details about the Fund's Investment Portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                    5 - Scudder Emerging Markets Income Fund

                         Portfolio Management Discussion

For a discussion of Scudder Emerging Markets Income Fund's performance and strategy over the Fund's most recent semiannual period, we present an interview with Lead Portfolio Manager Susan E. Dahl and Portfolio Manager M. Isabel Saltzman.

Q:  How did the Scudder Emerging Markets Income Fund perform over the period?

A: For the six-month period ended April 30, 1999, the Fund posted a 13.77% total return, compared with the 15.89% return of the J.P. Morgan Emerging Markets Bond Index Plus. The Fund's 30-day net annualized yield was 9.10% as of April 30.

Q: How did emerging market bonds in general perform compared with U.S.
Treasuries?

A: Emerging market bonds have rebounded strongly. Spreads between emerging market bonds and long-term Treasuries, as wide as 18 percentage points during the peak of the Russian devaluation crisis, narrowed to just under 9 percentage points as of the close of the period, a remarkable recovery. We anticipate further tightening (and therefore improvement in emerging market bond performance) as we believe the market has discounted future economic growth in Latin America too deeply.

Q: Of course, before the rebound, the market had to deal with the situation in Brazil.

A: Yes. In late December and early January, investor pressure on Brazil's currency began to build amid concerns over the government's deficit spending, continued capital flight, and the resignation of Brazil's central bank president, Gustavo Franco. Investors were also clearly concerned about parallels to the Russian crisis last summer, though the lack of leverage in the market during the Brazilian crisis made the latter situation much less destabilizing. In addition, compared with Russia, Brazil had three times more currency reserves to draw on during the peak of its crisis.

On January 13, the Brazilian government announced a de facto devaluation of the real, where the band within which the real was to trade was eliminated and allowed to float freely. But since the devaluation had already been priced into Brazilian bonds, the market immediately staged a strong rebound on the news and then paused for further developments. Importantly, the Brazilian government acted quickly to shore up support at the International Monetary Fund (IMF) and the World Bank, appointed a new central bank governor, and adopted disciplined fiscal and monetary policy stances. The market responded skeptically at first, but a rally took hold in March and pulled up the rest of the emerging market bond universe with it. After underweighting Brazil through much of the period, in March we added to positions as a result of the country's more positive economic statistics, currency stabilization, and attractive value.

Q:  How did other Latin American countries perform?

A: In Mexico, the peso was negatively affected by instability in Brazil for a time, but Mexico was able to stand apart from the rest of Latin America, in large measure due to its strong ties to U.S. economic growth and a flexible exchange rate policy. Mexico also benefited from farsighted economic policy related to oil prices: When depressed oil prices were projected, the country had

                    6 - Scudder Emerging Markets Income Fund undertaken a series of extensive fiscal cuts to compensate for depressed oil revenues. Now that oil prices have rebounded, Mexico's position is greatly strengthened. The Fund maintained an overweight position in Mexico at the close of the period.

The Fund also increased its position in Venezuela to a market weighting of 7% at the close of the period. Venezuela is most directly impacted by oil prices. With the upswing in world oil prices, the financial position of the country has been greatly enhanced. In light of increased oil prices and market-oriented reforms enacted by President Chavez, Venezuela has performed extremely well in recent months.

Q:  Please comment on the Fund's holdings in Bulgaria and Russia.

A: Bulgaria has been hurt by the Kosovo conflict. The country's economy endured several setbacks, including the disruption of trade, the infusion of war refugees, and the negative impact of a reduction in tourism on the country's gross domestic product. We believe, however, that Bulgaria's fundamental economic program is still sound, and after reducing our position in Bulgaria significantly, we are beginning to add to it again. The Fund held a modest position in Russian principal loans at the start of the period, and we are monitoring political and economic developments in the country closely. A final agreement with the IMF will be a key factor affecting the medium-term outlook.

Q: Asian economies have begun to recover. What does this mean for emerging markets?

A: Further economic recovery in Asia is another positive factor for emerging countries, particularly if greater Asian demand provides much-needed support for depressed commodity prices. Meanwhile, strong consumer demand in the United States has provided vital support for export-oriented Asian economies. Though Japan's fundamentals remain poor, the yen has stabilized. China continues to refrain from devaluing the renminbi. And South Korea has staged an amazing economic turnaround from one year ago, and was upgraded to investment grade in February. As we reduced the Fund's position in Brazil in anticipation of the exchange rate adjustment, we increased the Fund's holdings in South Korea and the Philippines and benefited from the February upgrade.

Q: The Fund reduced the amount of its regular quarterly distribution in December and in March. Please explain the reasons for this.

A: As the Fund repositioned into higher credit quality holdings, some of the higher yielding securities such as Russian and Brazilian assets were sold. Although the Fund benefited from a less risky portfolio, its yield declined as the higher risk securities were sold. We believe the Fund's current distribution level better reflects current market yields and the income potential of the Fund's holdings.

Q: What is your outlook for emerging market bonds and the Fund?

A: Our outlook is positive. We're seeing strengthening currencies, declining local emerging market interest rates, and rebounding commodity prices. The U.S. economy continues to display economic growth with little evidence of inflation. Coupled with a strong U.S. equity market, this

                    7 - Scudder Emerging Markets Income Fund growth is lending support to other economies around the world. The main risk to the market comes from U.S. inflationary data, which would put pressure on U.S. financial markets.

Investors in credit products have shown resiliency, and are regaining their appetite for risk in the increasingly favorable global environment. This has been evident, specifically in the Latin American countries -- Brazil, Colombia, Mexico, and Argentina -- as these countries have successfully offered bonds in recent months. Global liquidity has accommodated the external financing requirements for emerging market countries.

Fundamentals, especially in Latin America and Asia, are also increasingly favorable: In Latin America, currency volatility has returned to pre-crisis levels, and Brazil has been able to embark on a series of interest rate reductions. Many Latin American countries have revised their economic forecasts from recession to flat or slightly positive growth. And though in the United States the Fed has shifted to a less accommodative stance, global liquidity and capital flows have remained ample. While we are mindful of the risks, we believe the global economic environment favors continued recovery for most developing countries. This could lead to lower risk premiums on emerging market debt and further tightening of yield spreads between emerging market bonds and U.S. Treasury bonds over the coming months. Scudder Emerging Markets Income Fund remains an appropriate vehicle for investors seeking high current income and long-term capital appreciation.



                    8 - Scudder Emerging Markets Income Fund

                          Glossary of Investment Terms
BOND                An interest-bearing security issued by a government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

CAPITAL FLOWS       The movement of capital from one country to another in search of investment opportunities and to accommodate trade.

COUPON              The interest rate on a bond the issuer (in the case of sovereign emerging market bonds a country) promises to pay to the holder of the bond until maturity, expressed as a semiannual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of the face amount of
                    $1,000 each year.

INFLATION           An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

30-DAY SEC YIELD    The standard yield reference for bond funds since the SEC
                    required all bond funds to quote yields based on a prescribed formula. This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

TOTAL RETURN        The most common yardstick to measure the performance of a
                    fund. Total return -- annualized or compounded -- is based on a combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD SPREAD        The difference in yield between various types of bonds. An emerging market bond's yield is generally measured against the yield of a
                    Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that emerging market bond yields have been dec  lining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    9 - Scudder Emerging Markets Income Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                   Principal      Market
                                                                                                   Amount ($)     Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.3%
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to be
  repurchased at $677,275 on 5/3/1999, collateralized by a $540,000 U.S. Treasury Bond,                         ------------
  7.875%, 2/15/2021 (Cost $677,000) .............................................................      677,000      677,000
                                                                                                                ------------
Bonds 99.7%
----------------------------------------------------------------------------------------------------------------------------------
Argentina 14.4%
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (5.9375%), 3/31/2005 ........    5,998,500    5,338,665
Argentine Republic Global Bond, 11.375%, 1/30/2017 ..............................................    6,250,000    6,234,375
Argentine Republic, Collateralized Discount Bond, Floating Rate Bond, Series L, 6.0625%,
  3/31/2023 .....................................................................................    7,700,000    5,803,875
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 6%, 3/31/2023 ............   10,250,000    7,283,906
Argentine Republic, 9.75%, 9/19/2027 ............................................................    2,000,000    1,750,000
Republic of Argentina, 11%, 12/4/2005 ...........................................................    2,850,000    2,835,750
                                                                                                                ------------
                                                                                                                 29,246,571
                                                                                                                ------------
Brazil 29.4%
Federative Republic of Brazil, IDU Floating Rate Bond, LIBOR plus .8125% (6.0625%), 1/1/2001 ....    2,214,000    2,104,684
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125% (5.875%),
  4/15/2006 .....................................................................................   11,229,000    8,962,146
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus .875%
  (5.9375%), 4/15/2009 ..........................................................................    5,635,000    4,029,025
Federative Republic of Brazil, Debt Conversion Bond, Series L, LIBOR plus .875% (5.9375%),
  4/15/2012 .....................................................................................   14,450,000    9,175,750
Federative Republic of Brazil C Bond, 4.5% with 3.5% Interest Capitalization, 8%, 4/15/2014 .....   21,667,065   15,036,943
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond, LIBOR plus
  .8125% (5.875%), 4/15/2024 ....................................................................   18,430,000   12,255,950
Federative Republic of Brazil Global Bond, 10.125%, 5/15/2027 ...................................    8,185,000    6,517,304
Federative Republic of Brazil, 11.625%, 4/15/2004 ...............................................    1,750,000    1,701,875
                                                                                                                ------------
                                                                                                                 59,783,677
                                                                                                                ------------
Bulgaria 3.2%
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (5.875%), 7/28/2011 ..............      700,000      473,375
Republic of Bulgaria, Collateralized Floating Rate Interest Reduction Bond, "A", Step-up Coupon,
  2.5%, 7/28/2012 ...............................................................................      990,000      600,188
Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR plus .8125% (5.875%),
  7/28/2024 .....................................................................................    8,010,000    5,496,863
                                                                                                                ------------
                                                                                                                  6,570,426
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Emerging Markets Income Fund

 .
                                                                                                Principal   Market
                                                                                               Amount ($)  Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Colombia 1.1%
Republic of Colombia, 7.625%, 2/15/2007 ....................................................    1,550,000    1,346,563
Republic of Colombia, 10.875%, 3/9/2004 ....................................................      925,000      973,948
                                                                                                             ---------
                                                                                                             2,320,511
                                                                                                             ---------
Ecuador 3.1%
Republic of Ecuador, Past Due Interest Bond, 3.75% with 2.25% capitalization, 6%,
  2/27/2015 ................................................................................    7,817,156    3,283,205
Republic of Ecuador, Collateralized Discount Bond, Floating Rate Bond, LIBOR plus .8125%
  (6%), 2/28/2025 ..........................................................................      875,000      452,813
Republic of Ecuador, Collateralized Global Par Bond, Step-up Coupon, 4%, 2/28/2025 .........    6,150,000    2,606,063
                                                                                                             ---------
                                                                                                             6,342,081
                                                                                                             ---------
Ivory Coast 0.4%
Republic of the Ivory Coast, Floating Rate Interest Reduction Bond, Step-up Coupon, 2%,
  3/29/2018 ................................................................................    3,040,000      775,200
                                                                                                             ---------
Jamaica 2.3%
Government of Jamaica, 10.875%, 6/10/2005 ..................................................    5,200,000    4,680,000
                                                                                                             ---------
Mexico 20.5%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 ..................................................    5,750,000    5,390,625
United Mexican States, 9.875%, 1/15/2007 ...................................................    5,900,000    6,202,375
United Mexican States, 10.375%, 2/17/2009 ..................................................    3,950,000    4,236,375
United Mexican States Global Bond, 11.375%, 9/15/2016 ......................................    2,710,000    3,109,725
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed Value Recovery
  Rights), Series A, 6.25%, 12/31/2019 .....................................................    8,350,000    6,628,230
United Mexican States, Collateralized Floating Rate Discount Bond (Detachable Oil Priced
  Indexed Value Recovery Rights), Series A, LIBOR plus .8125% (5.875%), 12/31/2019 .........    4,250,000    3,668,281
United Mexican States, Collateralized Floating Rate Discount Bond (Detachable Oil Priced
  Indexed Value Recovery Rights), Series D, LIBOR plus .8125% (6.0975%), 12/31/2019 ........    4,250,000    3,668,281
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed Value
  Recovery Rights), Series B, LIBOR plus .8125% (6.03875%), 12/31/2019 .....................    1,000,000      863,125
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed Value
  Recovery Rights), Series C, LIBOR plus .8125% (6.201%), 12/31/2019 .......................    3,500,000    3,020,938
United Mexican States, 11.5%, 5/15/2026 ....................................................    4,160,000    4,948,320
                                                                                                           -----------
                                                                                                            41,736,275
                                                                                                           -----------
Morocco 2.3%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating Rate
  Bond, LIBOR plus .8125% (6.0625%), 1/1/2009 ..............................................    5,820,238    4,765,320
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

                    11 - Scudder Emerging Markets Income Fund

                                                                                     Principal        Market
                                                                                    Amount ($)       Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Panama 6.1%
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4%, 7/17/2014 ......     8,800,000     6,908,000
Republic of Panama, 8.875%, 9/30/2027 ...........................................     5,900,000     5,582,875
                                                                                                   ----------
                                                                                                   12,490,875
                                                                                                   ----------
Peru 4.0%
Republic of Peru, Floating Rate Interest Reduction Bond, 3.75%, 3/7/2017 ........     6,590,000     4,073,444
Republic of Peru, Past Due Interest Bond, 4.5%, 3/7/2017 ........................     5,900,000     3,982,500
                                                                                                   ----------
                                                                                                    8,055,944
                                                                                                   ----------
Philippines 2.5%
Republic of the Philippines, 8.875%, 4/15/2008 ..................................     5,000,000     5,087,500
                                                                                                   ----------
Poland 0.5%
Republic of Poland, Past Due Interest Bond, Step-up Coupon, 5%, 10/27/2014 ......     1,000,000       925,000
                                                                                                   ----------
Russia 2.6%
Russian Federation Principal Loan, Floating Rate Bond, LIBOR plus .8125% (0.0%),
  12/15/2020* (b) ...............................................................    74,045,000     5,368,263
                                                                                                   ----------
Venezuela 7.3%
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR
  plus .875% (5.9375%), 12/18/2007 ..............................................    15,642,805    12,631,565
Republic of Venezuela Global, 9.25%, 9/15/2027 ..................................     3,000,000     2,175,000
                                                                                                   ----------
                                                                                                   14,806,565
----------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $190,485,526)                                                                   202,954,208
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $191,162,526) (a)                                       203,631,208
----------------------------------------------------------------------------------------------------------------------------------

  * Non-income producing security
(a) The cost for federal income tax purposes was $205,366,337. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $1,735,129. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,085,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,820,769.
(b) On December 2, 1998, the Fund wrote down interest receivable of approximately $1.2 million and stopped accruing income from the Russian Federation Principal Loan. At April 30, 1999, the bond is in default.

    The accompanying notes are an integral part of the financial statements.

                    12 - Scudder Emerging Markets Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $191,162,526) ............   $ 203,631,208
                  Cash .............................................................             559
                  Receivable for investments sold ..................................      10,252,860
                  Interest receivable ..............................................       3,952,445
                  Receivable for Fund shares sold ..................................         242,079
                  Other assets .....................................................           2,265
                                                                                       -------------
                  Total assets .....................................................     218,081,416
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................      10,189,360
                  Payable for Fund shares redeemed .................................         352,768
                  Accrued management fee ...........................................         161,586
                  Other payables and accrued expenses ..............................         288,599
                                                                                       -------------
                  Total liabilities ................................................      10,992,313
                 ---------------------------------------------------------------------------------------
                  Net assets, at market value                                          $ 207,089,103
                 ---------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income .....      (1,453,245)
                  Unrealized appreciation (depreciation) on investments ............      12,468,682
                  Accumulated net realized gain (loss) .............................    (120,903,442)
                  Paid-in capital ..................................................     316,977,108
                 ---------------------------------------------------------------------------------------
                  Net assets, at market value                                          $ 207,089,103
                 ---------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($207,089,103 /27,230,698 shares of capital stock outstanding,
                  $.01 par value, 100,000,000 shares authorized) ...................   $        7.60

    The accompanying notes are an integral part of the financial statements.

                    13 - Scudder Emerging Markets Income Fund

                             Statement of Operations

                         six months ended April 30, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ......................................................   $ 10,718,903
                                                                                    ------------
                  Expenses:
                  Management fee ................................................      1,021,476
                  Services to shareholders ......................................        480,845
                  Directors' fees and expenses ..................................         23,110
                  Custodian and accounting fees .................................        152,493
                  Auditing ......................................................         46,286
                  Reports to shareholders .......................................         45,618
                  Legal .........................................................          4,553
                  Registration fees .............................................         23,132
                  Amortization of organization expense ..........................          9,041
                  Other .........................................................         19,889
                                                                                    ------------
                                                                                       1,826,443
                ----------------------------------------------------------------------------------
                  Net investment income                                                8,892,460
                ----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...................................................    (44,916,085)
                  Foreign currency related transactions .........................          1,062
                                                                                    ------------
                                                                                     (44,915,023)
                  Net unrealized  appreciation  (depreciation) during the period on:
                  Investments ...................................................     60,942,780
                  Foreign currency related transactions .........................          1,503
                                                                                    ------------
                                                                                      60,944,283
                ----------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                          16,029,260
                ----------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------
                ----------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $ 24,921,720
                ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                    14 - Scudder Emerging Markets Income Fund

                       Statements of Changes in Net Assets

                                                                               Six Months
                                                                                 Ended         Year Ended
                                                                                April 30,      October 31,
Increase (Decrease) in Net Assets                                                 1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................   $   8,892,460    $  30,428,293
                  Net realized gain (loss) from investment transactions     (44,915,023)     (78,736,321)
                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period............      60,944,283      (30,037,229)
                                                                          -------------    -------------
                  Net increase (decrease) in net assets resulting from
                  operations..........................................       24,921,720      (78,345,257)
                                                                          -------------    -------------
                  Distributions to shareholders from:
                  Net investment income ...............................     (10,345,705)     (29,195,726)
                                                                          -------------    -------------
                  Net realized gains ..................................            --        (40,190,416)
                                                                          -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................      66,568,599      208,978,681
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions........................       8,865,187       60,819,849

                  Cost of shares redeemed .............................     (96,659,931)    (231,955,980)
                                                                          -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                  transactions.........................................     (21,226,145)      37,842,550
                                                                          -------------    -------------
                  Increase (decrease) in net assets ...................      (6,650,130)    (109,888,849)
                  Net assets at beginning of period ...................     213,739,233      323,628,082
                  Net assets at end of period (including accumulated
                  distributions in excess of net investment income of     -------------    -------------
                  $1,453,245 at April 30, 1999)........................   $ 207,089,103    $ 213,739,233
                                                                          -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........      30,361,903       26,485,043
                                                                          -------------    -------------
                  Shares sold .........................................       9,248,113       21,734,209
                  Shares issued to shareholders in reinvestment of
                  distributions .......................................       1,258,373        5,912,049
                  Shares redeemed .....................................     (13,637,691)     (23,769,398)
                                                                          -------------    -------------
                  Net increase (decrease) in Fund shares ..............      (3,131,205)       3,876,860
                                                                          -------------    -------------
                  Shares outstanding at end of period .................      27,230,698       30,361,903
                                                                          -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                    15 - Scudder Emerging Markets Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                                                                   For the Period
                                                                                                      December 31,
                                                                                                          1993
                                                                                                    (commencement of
                                    Six Months Ended                 Years Ended October 31,         operations) to
                                        April 30,                                                      October 31,
                                         1999(a)     1998(a)    1997(a)     1996(a)      1995           1994
---------------------------------------------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................   $     7.04   $    12.22 $    12.98 $    10.26    $    11.05    $    12.00
                                    ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income ............          .31         1.04       1.06       1.20          1.14          0.60
Net realized and unrealized gain
  (loss) on investments...........          .62        (3.71)       .46       2.71          (.82)        (1.04)
                                    ---------------------------------------------------------------------------------
Total from investment operations .          .93        (2.67)      1.52       3.91           .32          (.44)
                                    ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income ..........         (.37)       (1.01)     (1.10)     (1.19)        (1.11)         (.51)
  Net realized gain on investment
  transactions....................           --        (1.50)     (1.18)        --            --            --
                                    ---------------------------------------------------------------------------------
Total distributions ..............         (.37)       (2.51)     (2.28)     (1.19)        (1.11)         (.51)
                                    ---------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------
Net asset value, end of period ...   $     7.60   $     7.04 $    12.22 $    12.98    $    10.26      $  11.05
                                    ---------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Return (%) .................        13.77**     (27.60)     12.34      39.78(b)       3.46(b)      (3.54)(b)**
Ratios and Supplemental Data
Net assets, end of period ($
  millions).......................          207          214        324        305           169            95
Ratio of operating expenses, net
  to average daily net assets (%)          1.79*        1.56       1.49       1.44          1.50          1.50*
Ratio of operating expense, before
  expense reductions to average
  daily net assets (%)...........          1.79*        1.56       1.49       1.45          1.68          2.23*
Ratio of net investment income to
  average daily net assets (%)...          8.71*        9.97       8.03      10.05         12.83          9.17*
Portfolio turnover rate (%) ......        307.9*       239.7      409.5      430.0         302.2         180.6*


(a)  Based on monthly average shares outstanding during the period.
(b)  Total returns are higher due to maintenance of Fund expenses.
*    Annualized
**   Not annualized

                    16 - Scudder Emerging Markets Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii)purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                    17 - Scudder Emerging Markets Income Fund

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $60,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, the expiration date.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares were deferred and were amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $298,506,356 and $302,399,099, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's

                    18 - Scudder Emerging Markets Income Fund average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1999, the fee pursuant to these agreements amounted to $1,021,476, of which $161,586 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $242,940, of which $41,064 is unpaid at April 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $28,209, of which $4,776 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $84,111, of which $27,491 is unpaid at April 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $45,214.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $23,110.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                    19 - Scudder Emerging Markets Income Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at April 30, 1999, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1998, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Massachusetts                                      PricewaterhouseCoopers LLP
June 11, 1999

                    20 - Scudder Emerging Markets Income Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Emerging Markets Income Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                    Number of Votes:
                    ----------------

       For        Against        Abstain      Broker Non-Votes*
  ----------      -------        -------      -----------------
  16,787,105      447,571        482,519             0


2. To approve the revision of the Fund's fundamental lending policy.

                    Number of Votes:
                    ----------------
      For         Against        Abstain      Broker Non-Votes*
  ----------      -------        -------      -----------------
  13,922,180      738,603        586,877          2,469,536


-------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                    21 - Scudder Emerging Markets Income Fund

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                                   left blank.


                    22 - Scudder Emerging Markets Income Fund

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                                   left blank.



                    23 - Scudder Emerging Markets Income Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board,
Vice President and
Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Consultant and
Venture Capitalist

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman
and President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Susan E. Dahl*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                    24 - Scudder Emerging Markets Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    25 - Scudder Emerging Markets Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    26 - Scudder Emerging Markets Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    27 - Scudder Emerging Markets Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER